                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


                   DATE OF REPORT:                APRIL 13, 2004
                                         ---------------------------------
                                         (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                              --------------------
                                   (COMMISSION
                                  FILE NUMBER)

             MICHIGAN                        VENTURE HOLDINGS COMPANY LLC                          38-3470015
             MICHIGAN                                 VEMCO, INC.                                  38-2737797
             MICHIGAN                       VENTURE INDUSTRIES CORPORATION                         38-2034680
             MICHIGAN                   VENTURE MOLD & ENGINEERING CORPORATION                     38-2556799
             MICHIGAN                           VENTURE LEASING COMPANY                            38-2777356
             MICHIGAN                             VEMCO LEASING, INC.                              38-2777324
             MICHIGAN                        VENTURE HOLDINGS CORPORATION                          38-2793543
             MICHIGAN                           VENTURE SERVICE COMPANY                            38-3024165
             MICHIGAN                         EXPERIENCE MANAGEMENT, LLC                           38-3382308
             MICHIGAN                            VENTURE EUROPE, INC.                              38-3464213
             MICHIGAN                           VENTURE EU CORPORATION                             38-3470019
      -----------------------    ------------------------------------------------------     -----------------------
         (STATE OR OTHER             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS              (I.R.S. EMPLOYER
         JURISDICTION OF                               CHARTER)                              IDENTIFICATION NUMBER)
          INCORPORATION)


                 6555 15 MILE ROAD
            STERLING HEIGHTS, MICHIGAN                               48312
  ------------------------------------------------              ----------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (586) 276-1701
        -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


                  On April 13, 2004, Venture Holdings Company LLC ("Venture Holdings") and its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), issued a press release, a copy of which is attached as
         Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference. The Debtors are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, at Detroit, Michigan.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

        (b)      Pro Forma Financial Information.

                           Not applicable.

        (c)      Exhibits.

99      Press Release of Registrants, dated April 13, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VENTURE HOLDINGS COMPANY LLC
                                          VEMCO, INC.
                                          VENTURE INDUSTRIES CORPORATION
                                          VENTURE MOLD & ENGINEERING
                                              CORPORATION
                                          VENTURE LEASING COMPANY
                                          VENTURE LEASING, INC.
                                          VENTURE HOLDINGS CORPORATION
                                          VENTURE SERVICE COMPANY
                                          EXPERIENCE MANAGEMENT, LLC
                                          VENTURE EUROPE, INC.
                                          VENTURE EU CORPORATION


                                          By:  /s/ KENNETH E. ANDERSON
                                               ---------------------------------
                                               Kenneth E. Anderson
                                               Chief Financial Officer

Date: April 13, 2004

                                  EXHIBIT INDEX

      Exhibit No.                             Description
      -----------                             -----------

           99             Press Release of Registrants, dated April 13, 2004.


















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